Exhibit 10.4
IDEXX LABORATORIES, INC.

1991 DIRECTOR OPTION PLAN

(as of May 23, 2001)

          1.     Purpose

                  The purpose of this 1991 Director Option Plan (the "Plan") of IDEXX Laboratories, Inc. (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

          2.     Administration

                  The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

          3.     Participation in the Plan

                  Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

          4.     Stock Subject to the Plan

                  (a)     The maximum number of shares which may be issued under the Plan shall be 500,000 shares of the Company's Common Stock, par value $.10 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

                  (b)     If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

                  (c)     All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

          5.     Terms, Conditions and Form of Options

                  Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

                  (a)     Option Grant Dates. Options shall be granted (i) to all eligible directors who are directors as of April 24, 1991 on each date that he or she is re-elected as a director, and (ii) to all other eligible directors upon his or her initial election as a director and on each subsequent date that he or she is re-elected as a director.

                  (b)     Shares Subject to Option. Except as provided below, each option granted under the Plan shall be exercisable for 20,000 shares of Common Stock. Notwithstanding anything to the contrary contained herein, the number of shares for which an option is granted under the Plan shall be reduced below 20,000 shares of Common Stock (and the exercise period adjusted) in the event of the following:

                          (1)     If, after April 24, 1991, a director is initially elected other than at an annual meeting of stockholders and such director is re-elected at the next annual meeting of stockholders, then:

                                    (i)     the option granted to such director under the Plan in connection with his re-election (the "Second Option") shall be exercisable for such number of shares as is determined by multiplying 18.268493 (which is 6,668 divided by 365) by the number of days between (a) the date which is the third anniversary of the date of grant of the option received by such director under the Plan on the date of his initial election as a director and (b) the date which is the third anniversary of the date of grant of the Second Option; and

                                    (ii)     all of such shares shall become exercisable on the third anniversary of the date of grant of the Second Option.

                          (2)     If a director elected at an annual meeting of stockholders is re-elected at a subsequent annual meeting of stockholders which is earlier than the third annual meeting of stockholders following his prior election, then:

                                    (i)     the option granted to such director under the Plan in connection with his re-election (the "Subsequent Option") shall be exercisable for either (a) 6,668 shares, if the annual meeting at which such director is re-elected is the first annual meeting following his prior election or (b) 13,334 shares, if the annual meeting at which such director is re-elected is the second annual meeting following his prior election;

                                    (ii)     if the number of shares under the Subsequent Option is 13,334, then 6,666 shares shall become exercisable on the second anniversary of the date of grant of the Subsequent Option and 6,668 shares shall become exercisable on the third anniversary of the date of grant of the Subsequent Option; and

                                    (iii)     if the number of shares under the Subsequent Option is 6,668, then all of such shares shall become exercisable on the third anniversary of the date of grant of the Subsequent Option.

                  (c)     Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the NASDAQ National Market System (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on NASDAQ or any exchange, the fair market value per share on the date of grant as determined by the Board of Directors.

                  (d)     Limited Transferability. Each option granted under the Plan shall not be transferable by the optionee otherwise than (i) by will, or by the laws of descent and distribution, or (ii) with the approval of the Board of Directors, by gift to (A) one or more members of the optionee's family or entities controlled by, or for the benefit of the optionee or such family members, or (B) to one or more charitable organizations (including charitable trusts). Except as the Board of Directors may otherwise determine, no option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of the law or otherwise, or be made subject to execution, attachment or similar process.

                  (e)     Exercise Period. Each option may be exercised on a cumulative basis as to one-third of the shares subject to the option on each of the first, second and third anniversaries of the date of grant of such option, provided that, subject to the provisions of Section 5(f), no option may be exercised more than 90 days after the optionee ceases to serve as a director of the Company. No option shall be exercisable after the expiration of ten (10) years from the date of grant.

                  (f)     Exercise Period Upon Disability or Death. Notwithstanding the provisions of Section 5(e), any option granted under the Plan may be exercised, to the extent then exercisable, by an optionee who becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while acting as a director of the Company, or may be exercised, to the extent then exercisable, upon the death of such optionee while a director of the Company by the person to whom it is transferred by will, by the laws of descent and distribution, or by written notice filed pursuant to Section 5(h), in each case within the period of one year after the date the optionee ceases to be such a director by reason of such disability or death; provided that, no option shall be exercisable after the expiration of ten (10) years from the date of grant.

                  (g)     Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by payment in cash of the full consideration for the shares as to which they are exercised.

                  (h)     Exercise by Representative Following Death of Director. A director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

          6.     Assignments

                  The rights and benefits under the Plan may not be assigned except for the designation of a beneficiary as provided in Section 5.

          7.     Time for Granting Options

                  All options for shares subject to the Plan shall be granted, if at all, not later than five (5) years after the approval of the Plan by the Company's stockholders.

          8.     Limitation of Rights

                  (a)     No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

                  (b)     No Stockholders' Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

          9.     Changes in Common Stock.

                  (a)     If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

                  (b)     In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distribution of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

                  (c)     Immediately prior to the consummation of a Change of Control, each then outstanding Option under the Plan shall become immediately exercisable as to twenty-five percent (25%) of the number of shares as to which such Option would otherwise not then be exercisable (rounded down to the nearest whole share), and the number of shares as to which each such Option shall become exercisable on each vesting date set forth in the applicable option agreement shall be reduced by 25%. In addition, all Options held by an optionee that are not terminated pursuant to Section 9(b) above shall immediately become exercisable in full if and when, within 24 months after a Change of Control, such optionee's engagement with the Company (or the acquiring or succeeding entity) is involuntarily terminated by the Company (or such acquiring or succeeding entity) other than for Cause (as defined below).

                          (1)     "Change of Control" shall mean:

                                    (A)     The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (c)(1)(A), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which satisfies the criteria set forth in clauses (A), (B) and (C) of subsection (c)(1)(C) of this Section 9; or

                                    (B)     Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequently to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                                    (C)     Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which as used in this Section 9(c)(1)(C) shall include, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation and (C) at least half of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                                    (D)     Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                          (2)     "Cause" shall mean:

                                    (A)     the failure of the optionee to perform substantially the optionee's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), which failure is not cured within 30 days after a written demand for substantial performance is delivered to the optionee by the Board which specifically identifies the manner in which the Board believes that the optionee has not substantially performed the optionee's duties, or

                                    (B)     the engaging by the optionee in illegal conduct or gross misconduct which is injurious to the Company.

          10.     Amendment of the Plan

                  The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The Plan may not be amended more than once in any six-month period.

          11.     Notice

                  Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

          12.     Governing Law

                  The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

Approved by the Board of Directors on April 24, 1991.

Approved by the stockholders on June 10, 1991.

Amended by the Board of Directors on December 15, 1992.

Amended by the Board of Directors on February 26, 1993, with amendment to become effective on June 16, 1993 after approval by stockholders.

Amendment approved by stockholders on May 18, 1993, with amendment effective on June 16, 1993.

Number of shares covered by the Plan reflects 2 for 1 stock split in the form of a stock dividend paid on October 1, 1993.

Amended by the Board of Directors on February 9, 1995.

Amendment approved by stockholders on May 26, 1995.

Number of shares covered by the Plan reflects 2 for 1 stock split in the form of a stock dividend paid on June 5, 1995.

Amended by the Board of Directors on March 5, 1996; amendment approved by the stockholders on May 24, 1996.

Amended by the Board of Directors on July 21, 1999.

Amended by the Board of Directors on May 23, 2001.